SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2003

Metawave Communications Corporation
 (Exact name of Registrant as specified in its charter)

Delaware	0-24673	91-1673152
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12525 Willows Road NE,
Suite #130
Kirkland, WA 98034
 (Address of principal executive offices)(zip code)

(425) 702-5600
 (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

        Metawave Communications Corporation, a Delaware corporation (“Metawave Communications”), has filed its monthly operating report for the month of November 2003 (the “Monthly Report”) with the United States Bankruptcy Court for the Western District of Washington in Case No. 03-11272, portions of which are attached hereto as Exhibit 99.1. The Monthly Report was filed pursuant to Rule 2015 under the United States Bankruptcy Code, in connection with Metawave Communication’s voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code.

         The Company cautions readers not to place undue reliance upon the information contained in the Monthly Report. The Monthly Report contains information that has not been audited or reviewed by independent accountants, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws, which does not represent financial information in accordance with generally accepted accounting principles. There can be no assurance that the Monthly Report is complete. Opening amounts on the UST-12, Comparative Balance Sheet were established as estimated recoverable values and estimated claims payable at the time of the Company's bankruptcy filing (January 31, 2003). The Monthly Report also contains information for periods different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. The Company undertakes no obligation to update or revise the Monthly Report.

Item 7.                Financial Statements and Exhibits

(c) Exhibits. 99.1 Monthly Bankruptcy Report for the month of November 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAWAVE COMMUNICATIONS CORPORATION (Registrant)

Date: December 19, 2003	By: /s/ Randy Scheer Randy Scheer Vice President of Finance

Exhibit 99.1

Metawave Communications Corporation
UST-12, Comparative Balance Sheet
Case Number 03-11272

	October 31, 2003	November 30, 2003
ASSETS
Current Assets
Cash	4,040,187	3,534,706
Accounts Receivable (net)	-	-

Other Current Assets
Inventory	-	-
Insurance Recovery Receivable	-	-
Other Receivables	28,280	28,280
Prepaid Insurance	11,563	10,203
Prepaid Legal Expenses	-	-
Total Other Current Assets	39,843	38,483
Total Current Assets	4,080,030	3,573,189
Other Assets
Rent Deposits	11,780	11,780
TOTAL ASSETS	4,091,810	3,584,969

LIABILITIES AND EQUITY
Liabilities
Post-Petition Liabilities
Accounts Payable
Post - Accounts Payable	1,765	621
Post - Accrued Legal Expense	629,234	261,858
Post - Employee Benefits	-	(1,931)
Post - Payroll & Bonus Payable	3,443	4,337
Post - Taxes Payable	-	-
Total Post-Petition Liabilities	634,442	264,884

Pre-Petition Liabilities
Unsecured Debt	914,467	914,467
Priority Debt
Employee Benefits	2,667	2,667
Taxes	386,471	386,471
Wages	44,715	44,715
Priority Debt	433,853	433,853
Secured Debt	472,027	472,027
Total Pre-Petition Liabilities	1,820,348	1,820,348
Total Liabilities	2,454,789	2,085,232

Equity
Preferred	20,000,074	20,000,074
Capital Stock	340,460,278	340,460,278
Opening Bal Equity	(358,823,331)	(358,960,614)
Total Equity	1,637,021	1,499,737
TOTAL LIABILITIES AND EQUITY	4,091,810	3,584,969

Metawave Communications Corporation
UST-13, Comparative Income Statement
Case Number 03-11272

	October 2003	November 2003
Sales	-	-
Cost of Goods Sold	-	-
Gross Profit	-	-
Other Operating Expenses
Officers' Salaries	19,397	19,670
Other Salaries	8,872	9,215
Employee Benefits/Payroll Taxes	2,135	5,640
Insurance	1,360	1,360
Rent	9,706	830
General and Administrative	227,385	118,024
Total Other Operating Expenses	268,856	154,739
Net Operating Loss	(268,856)	(154,739)
Other Income	1,383	1,241
Gain on Sale of Assets	28,193	16,215
Net Income(Loss)	(239,280))	(137,284)